                                                          Exhibit 2

                  HORIZON ENERGY DEVELOPMENT, INC.
                         INCOME STATEMENT
                           (Unaudited)

                                                     Three Months Ended
                                                       March 31, 2001
                                                     ------------------

Operating Revenue:
  Operating Revenue                                      $38,582,608
                                                         -----------

Operating Expenses:
  Fuel Used in Heat and Electric Generation               20,401,582
  Operation Expenses                                       5,049,872
  Maintenance Expenses                                        18,445
  Property, Franchise & Other Taxes                          509,078
  Depreciation, Depletion & Amortization                   3,254,325
                                                         -----------
Operating Expenses                                        29,233,302
                                                         -----------
Operating Income                                           9,349,306
                                                         -----------

Other Income                                                 319,653
                                                         -----------

Interest Charges                                           2,610,651
                                                         -----------

Income Before Income Taxes                                 7,058,308
                                                         -----------

Income Taxes - Current                                      (587,108)
Income Taxes - Deferred                                    3,562,783
                                                         -----------
                                                           2,975,675
                                                         -----------

Minority Interest in Foreign Subsidiaries                 (1,300,729)
                                                         -----------

Net Income                                                $2,781,904
                                                         ===========